UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22843

Center Coast MLP & Infrastructure Fund
(Exact name of registrant as specified in charter)

Center Coast Capital Advisors, LP
1600 Smith Street
Suite 3800
Houston, TX 77002
(Address of principal executive offices) (Zip code)

Dan C. Tutcher
Center Coast Capital Advisors, LP
1600 Smith Street
Suite 3800
Houston, TX 77002
(Name and address of agent for service)

registrant's telephone number, including area code: (713) 759-1400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Center Coast MLP & Infrastructure Fund

NYSE CEN

2016 ANNUAL REPORT

2016 Annual Report	2

Center Coast MLP & Infrastructure Fund
NOVEMBER 30, 2016

Table of Contents

Fund Overview (unaudited)	3
Shareholder Letter (unaudited)	4
Summary of Investments (unaudited)	15
Schedule of Investments	16
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	35
Other Information (unaudited)	36
Fund Management (unaudited)	41

2016 Annual Report	3

Center Coast MLP & Infrastructure Fund

Fund Overview (unaudited)

Center Coast MLP & Infrastructure Fund (“CEN”) is an actively managed fund that invests in a portfolio of master limited partnerships and energy infrastructure companies. The Fund is structured to provide investors with:

●	Attractive monthly distributions expected with the potential for growing distributions and capital appreciation over time

●	A core portfolio of high quality midstream MLPs focused on durability of long term cash flows

●	A tactical opportunistic sleeve designed to capitalize on market dislocations amongst upstream, midstream, and downstream MLPs and energy infrastructure investments

●	Access to private investment opportunities within the energy infrastructure sector on a co-invest and direct invest basis

●	Simplified tax reporting: Investors in the Fund will receive a single Form 1099 as opposed to receiving a schedule K-1 from each MLP

●	Access to Center Coast Capital Advisors, LP (the “Advisor”), an employee-owned investment manager with MLP owner operator experience

Investment Objective

The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital.

Subsector Composition (as of 11/30/16)

Investment Approach

Core MLP Holdings

Generally, the Fund anticipates making core investments in MLPs and energy infrastructure companies that have (1) traditional fee-based businesses (2) high barriers to entry, (3) low direct commodity price exposure and (4) low demand elasticity or the potential for demand destruction. Examples include interstate pipelines, intrastate pipelines with long-term contracts and diversified revenue streams, and crude and gas storage and terminal facilities.

Opportunistic Trades

The Fund may invest a portion of its portfolio in shorter-term investments. These opportunistic transactions may be based on Center Coast’s view of factors including, but not limited to, market dislocations, projected trading demand imbalances, short-term market catalysts, commodity price volatility and interest rates and credit spreads along with other issuerspecific developments.

Private Investments

The Fund intends to allocate up to 20% of its portfolio to private investment opportunities. The Fund anticipates making investments in a limited number of carefully selected private investments. The Fund’s private investments may include investments in entities formed to own and operate particular energy infrastructure assets, but will not include interests in private investment funds.

2016 Annual Report	4

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

January 27, 2017

Dear Fellow Shareholders:

Below you will find the Annual Report for the Center Coast MLP & Infrastructure Fund (“the Fund” or “CEN”) for the period ending November 30th, 2016.

For the fiscal year ending November 30, 2016, the Fund provided a total return of +15.62% on a net asset value (“NAV”) basis, net of expenses and corporate taxes and including the reinvestment of dividends. The Fund provided a market-based total return of +17.61% for the same period. This can be compared to the total return, including dividends and capital gains reinvested, of +8.06% for the broader equity markets as represented by the Standard and Poor’s 500 Index (“S&P 500”) and the total return of +9.28% for the Alerian MLP Index (“AMZ”; a composite of fifty energy MLPs calculated using a float-adjusted, capitalization-weighted methodology).i

The Fund declared distributions of $1.2504 per share during the fiscal year. As of November 30, 2016, the market price per share was $11.58 and the NAV per share was $11.22 (a premium of 3.21%). The current monthly distribution of $0.1042 per share represents an annualized distribution rate of 10.80% and 11.14% based on the market price and NAV per share, respectively, at the end of the fiscal year.ii

As permitted under the Investment Company Act of 1940, the Fund utilizes leverage to provide additional capital. Although the use of this leverage increases the potential volatility of the Fund’s NAV, we use leverage with the objective of increasing the net income and distributions available to shareholders. As of November 30, 2016, leverage represented 34.4% of the Fund’s managed assets, comprised of the $50.0 million of preferred stock and an $81.7mm credit facility.

2016 SUMMARY OBSERVATIONS

“It was the best of times, it was the worst of times.” Charles Dickens, A Tale of Two Cities

To say fiscal year 2016 was turbulent would be an understatement. The midstream world entered the year with one of the most negative headlines imaginable even just a few months prior: “Midstream Industry Bellwether Kinder Morgan Cuts Dividend.” It was just the start of a rollercoaster three months that included: tax-loss harvesting; headlines regarding counterparty risk; questions about midstream contract rejection and legal precedent; continued overhang from the Williams-Energy Transfer merger that was growing more hostile by the day; general panic about the crude markets; a declining rig count, and, ultimately; questions as to whether the MLP business model had fundamentally broken. All of these combined to send the AMZ Index barreling to a 7-year low of 203.36 on February 11, 2016.

But we write this letter to you today with optimism less than 12 months after that February bottom—we believe that the midstream and MLP business model is not broken. Fears about counterparty risk appear to be reduced because what we have maintained all along remains true—demand for cheap, North American commodities, both at home and abroad, continues to drive throughput on midstream assets. OPEC stepping in and agreeing to cut ~1.0 million barrels per day (“MMBPD”) of crude out of the global market has stabilized crude prices, potentially giving investors more confidence to allocate to the sector. Trump’s victory in the presidential race appears to have mitigated some of the more visible regulatory headwinds, and a principal part of his platform—to make U.S. infrastructure “great again” (sorry, we couldn’t resist)—should bode well for our sector. We had the first initial public offering since 2015 in September with NBLX, which priced outside of the range and gained 16% in its first day of trading, even though it was unable to launch its offering less than 12 months earlier. Fund flows, while still relatively light, seem to be trending in the right direction. And investors seemingly cannot get enough exposure to the Permian Basin.

So, as we take you through our 2016 thoughts, we want our investors to be mindful of our perspective and experience navigating cycles as investment managers, and we would refer you to some of the text we wrote after the volatile Q1 2016, words which we still believe ring true:

2016 Annual Report	5

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

“We are excited about the high-quality constituents that define the Fund, and we believe first quarter trends give us many reasons to be excited about the total return potential of the Fund over the coming years. Does the recent momentum and resumption of deal flow mean that there is a light at the end of the tunnel? Maybe—we certainly hope so. In the meantime, investors have been getting ‘paid to wait’ for a recovery while we continue to focus on the strategy that has worked for us since our inception—invest in high-quality assets that: (i) are critical to long-term U.S. oil and gas infrastructure needs; (ii) historically have generated stable, durable, and growing cash flows across various commodity cycles, and; (iii) are run by high-quality management teams.”

2016 FISCAL YEAR IN REVIEWiii

Fiscal 1Q – December 2015 through February 2016 (-18.32% NAV return by the Fund): The first quarter was very difficult for MLP investors. Against a backdrop already defined by negative sentiment that was exacerbated by tax-loss harvesting, Kinder Morgan’s 75% dividend cut announcement sent shockwaves through the midstream industry. Just a couple weeks later the Federal Reserve announced its first interest rate hike in nearly a decade. Then when crude oil prices took a sharp nosedive to begin 2016, the MLP sector experienced even more downward pressure. The AMZ troughed on the quarter at 203.36 on February 11th, 2016, -62.33% off the 2014 high. From that low, MLPs rebounded and exited the quarter with strong momentum.

Not many industry participants saw the Kinder Morgan dividend cut coming. After all, Kinder Morgan had long been the loudest cheerleader of the high cash-payout business model that differentiates and defines MLPs. Furthermore, in the months leading up to the dividend cut announcement, management made multiple assurances that the KMI dividend was not only secure but also poised to grow over the next 5 years. But on December 8, 2015, after a short but intense period of speculation, KMI’s hand was forced in large part due to a handful of small, fully debt-financed acquisitions. The formal reasons stated by management for the dividend cut were: avoiding issuing equity at depressed valuations; keeping the capital expenditure (“capex”) backlog intact, and; reducing leverage over the next several years to preserve investment grade ratings (which had recently been put on negative outlook after a small acquisition). The investor reaction was predictable. If Kinder Morgan were susceptible to a dividend cut, what does that mean for the rest of the industry? Is the high cash-payout/MLP business model broken? We now know that some of this reaction was overblown, but the initial reaction and skepticism is understandable (particularly in the context of the late 2015/early 2016 energy market).

In January, the Fund recorded the worst monthly performance of its history, -13.57%. Heading into January, we were cautiously optimistic that we might see another “January effect” rebound as tax loss harvesting abated and investors reallocated to an oversold space. But we were wrong. Why? Although KMI’s dividend cut was top of mind, we believe crude oil prices were the primary culprit for January performance. West Texas Intermediate (“WTI”) crude oil sank 10.5% in the first week of January, offsetting whatever pent-up demand there may have been for MLP equities. The correlation of daily price changes between the AMZ and WTI was near all-time highs throughout the quarter, but the January correlation was the second-highest monthly correlation in the past 5 years (only trailing November 2014, the month OPEC decided to maintain its production quota). We’ve often complained about the irrational correlation of crude oil prices to our diversified, fee-based, and stable MLPs, but, this too was (somewhat) understandable given the concerns about counterparty bankruptcy and midstream contract integrity that accompanied such drastic commodity price volatility. We believe that most investors now have a better understanding of the sanctity of midstream contracts and the critical nature of midstream assets (even in bankruptcy); and, as painful as it may have been, better investor understanding and solid financial performance through extreme volatility should prove to be a long-term positive for well-positioned midstream assets.

The combination of the Kinder Morgan dividend cut, the Fed’s interest rate hike and the sharp decline in crude oil prices resulted in one of the most painful and volatile quarters on record. Large daily price movements became commonplace. During the first quarter alone, there were 16 days with moves of +/- 5.0% or more. This is more than there were during all of 2008 and more than double the amount that occurred during the six-year period from 2009 through 2014. But, just as in those other turbulent times, we often reminded ourselves that “this too shall pass.” And it did. Momentum shifted in mid-February and those painful first quarter lows were never retested in 2016.

2016 Annual Report	6

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

Fiscal 2Q – March 2016 through May 2016 (+32.34% total return by the Fund): The MLP market finally found some firm, if nervous, footing in the second quarter. After the fever-pitch panic described in the preceding section abated, a period of positive momentum ensued, with rising commodity prices leading to improved investor sentiment. Crude oil continued its reign as the primary driver of market performance, for better or for worse, with a 45.5% move up in price, but other energy commodities also fared well during the quarter. Weekly natural gas injections consistently came in below historical norms due to slowing production and a hot summer forecast, driving prices up 29.0%. In addition, the composite natural gas liquid (“NGL”) barrel increased in price by 31.6%, led by a 42.8% increase in the price of ethane, a commodity that has spent the last couple of years at a level that incentivizes rejection over extraction.

The rise in commodity prices led to a noticeable improvement in investor sentiment that benefited MLPs in several different ways. First and foremost (and most obviously), MLP equities performed well—we were pleased with the Fund’s double-digit return during the second quarter. Additionally, some of the more valid, hot-button investor concerns that severely pressured certain lower quality MLPs over the previous five quarters appeared to take a back seat as the industry backdrop improved. Many of these “riskier” or more volatile MLPs—those with revenue streams directly linked to commodity prices or those with greater exposure to lower-quality upstream producers, for example—ended up outperforming on the quarter.

Importantly, better sentiment also brought in more fund flows, and the door to capital markets access pushed open a little wider. In the preceding quarter, MLPs did not raise any equity in conventional follow-on markets, a shocking fact considering primary equity follow-ons have long been a pillar of MLP success (at-the-market programs have become a much larger part of the MLP financing model over the past couple of years). The second quarter marked a watershed moment after first quarter’s drought, as midstream entities raised $1.8bn through these conventional means. The conventional follow-on market ultimately stayed open for the rest of the year, with an additional $3.9bn raised in Q3 and Q4—a far cry from the nearly $15 billion that was raised in 2014, but a pivotal step in the right direction. In the second quarter, however, equity deals of scale were mostly limited to high-quality midstream companies and a number of our constituents were able to access the markets to fund organic growth, drop-downs, and balance sheet improvement. We were excited that the Fund’s constituents were able to access affordable capital yet again as we think this is an important, distinguishing factor of the Fund.

The quarter also delivered a large-scale Merger & Acquisition (“M&A”) transaction, re-kindling consolidation rumors just as the Energy Transfer-Williams relationship was publicly combusting. Specifically, on March 17, 2016, TransCanada Corp, (NYSE: TRP) announced its intent to acquire Columbia Pipeline Group (NYSE: CPGX) and its highly-coveted Northeast natural gas pipeline footprint in an all-cash transaction valued at $13 billion (an 11% premium to the prior day’s close). Meanwhile, the ETE-WMB drama, which had weighed on performance for the better part of the year, saw an escalating war of words that turned into a suit and countersuit by the end of May. The drama dragged on into June before the deal was mercifully put out of its misery by a Delaware judge, ending nine months of speculation fodder and finally allowing the respective parties, and their investors, to go their separate ways.

When the dust settled on Q2, the indiscriminate, break-neck pace with which market values deteriorated in Q1 was matched by Q2’s rebound before giving way to a more lethargic summer, with winners and losers once again being selected on company-specific (if sometimes misguided) merits and faults.

Fiscal 3Q – June 2016 through August 2016 (+4.24% total return by the Fund): Compared to the first and second quarters, the third quarter was much less volatile in terms of market performance. What was critical about Q3, however, was the apparent development of distinct, investable themes (i.e. Permian, long ethane) that helped to drive relative outperformers through the end of the year. From a macro perspective, Brexit was the global headline that drove market volatility early in the quarter, pressuring commodities as demand speculation drove crude from its early June high above $50 back into the $30s by early August. While it is our belief that Brexit did cause some short-term volatility via related impacts on the commodity markets, it should not affect long-term supply-demand fundamentals—Britain and the rest of Europe will still require energy regardless of where their political affiliations lie.

2016 Annual Report	7

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

While Brexit may have been a blip on the midstream radar, oil & gas buzzwords like Permian, ethane, STACK/SCOOP1, incentive distribution right (“IDRs”) extinguishment, etc. started gaining serious traction as market sentiment transitioned from cautious to optimistic. IDR extinguishment certainly feels like a topic du jour after multiple GP/LP combinations in 2014, 15, and 16 (Targa, Kinder Morgan, SEMG, just to name a few), but the major attraction in Q3 was what the ultimate resolution would be to the Plains family simplification analysis. In early July, PAA, the largest crude pipeline operator in the country, announced a 21% reduction to its Q1 distribution and the elimination of its general partner and IDR interests, measures which we think help PAA shore up its balance sheet and achieve a lower cost of capital which should enable it to compete better long-term with its large-cap competitors. PAA outperformed the AMZ index by ~7.0% the day of the announcement and continued its solid performance through the remainder of the year. Since then, the Williams family of companies have followed suit with a transaction of similar structure; MPLX has announced a future buyout of its IDRs from its parent MPC, and multiple other MLPs have publicly stated their intent to analyze IDRs’ existence in their capital structure.

As an aside, we think our investors should be aware of our philosophy on the presence of IDRs in the MLP structure. Although we do think IDRs serve an important purpose in the early stages of an MLP—they incentivize growth for both the LP and GP—eventually (if the MLP has been successful in growing its distribution and hopefully generated some return for its investors along the way), simple math dictates that at some point IDRs may become a burden on cost of capital for some MLPs. At that point, there are multiple measures that can be taken to fix the problem (IDR waivers, IDR reset, rolling up the MLP into the GP, MLP buyout of the IDRs, etc.).

Another inescapable theme these days is the Permian Basin, occasionally dubbed “Permania.” Upstream producers have led the craze for Permian exposure, and they have been paying high prices for acreage and providing multi-year capital programs and production growth forecasts—all despite the current crude price environment. The excitement surrounding the Permian has trickled its way down to the midstream players, which has translated into significant outperformance for certain names relative to the AMZ index. To the extent the Permian lives up to the hype (we always believe a certain degree of skepticism is necessary), we believe the Fund is well-positioned to benefit through its ownership in EPD, PAA, TRGP, SXL, WES, and ENLK. This list of names is not exhaustive, by any means, but we think it is important to note that each has alternative sources of cash flow if the Permian doesn’t translate into the hockey stick-like growth being cited by many producers. Importantly, these diversified midstream companies generate cash flows that are often backed by long-term contracts and each has assets that should benefit from industry tailwinds other than the Permian, like: Gulf Coast NGL fractionation, logistics, and export businesses (EPD, TRGP, WES); STACK/SCOOP footprint (ENLK); and demand-oriented Northeast NGL network (SXL).

While we have discussed IDRs and the Permian at length, investor fervor for other themes drove certain names higher, like ethane (DPM, TRGP, OKS) and STACK/SCOOP (ENLK, ENLC), just to name a couple. They were firmly established during Q3 and their importance to performance cannot be understated; however, we think they were ultimately overshadowed by the positive impacts the U.S. presidential election and the OPEC cut had on the broader space during the last quarter.

4Q – September 2016 through November 2016 (+2.61% total return by the Fund): The fiscal fourth quarter was one that was primarily dominated by two global news headlines: OPEC and Trump. September was a choppy month but started off the quarter with a loud bang when Enbridge Inc. (NYSE: ENB) and Spectra Energy Corp (NYSE: SE) announced a merger agreement that would create the largest energy infrastructure company in North America. The announcement spurred M&A excitement in the midstream sector as potential acquisition targets (ENBL, WMB, and TRGP, among others) were all driven higher on the news. The rally was short-lived, however, as the crude markets and OPEC began to steal headlines and drive volatility throughout the rest of the fiscal quarter. While OPEC initially agreed to limit oil production to 32.5-33.0 MMBPD (vs. output of 33.2 MMBPD at the time) in Algiers at the end of September, frequent, often contradictory headlines out of Algiers or Vienna or Riyadh or Moscow and questions around how a cut would be implemented created quick shifts in crude prices that drove daily performance through the end of October. The AMZ’s correlation to daily changes in crude prices was near 0.70 from the middle of September up until the US election in early November, near some of the higher monthly correlations we had seen earlier in the year.

[1]	STACK/SCOOP references oil & gas producing regions in Central Oklahoma

2016 Annual Report	8

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

A fundamental shift occurred in the global markets and the U.S. energy industry, in particular, on the night of November 7th when it became clear that Donald Trump would become the next President of the United States of America. The week of the election the AMZ rallied +2.6%, providing a major uplift for names that had recently faced environmental and regulatory hurdles. We think investors largely expect the Trump administration to be a positive catalyst for the energy sector by potentially loosening what appears to be a tightening federal regulatory environment. The President-elect, for example, has publicly indicated that the Dakota Access Pipeline (DAPL) would be able to march forward soon after taking office, even though we remain cautious that the court system could create further delays in its eventual approval. Still, we generally expect that projects that were on the fringe of being approved by regulatory bodies should face a friendlier federal environment when Trump takes office. Strengthening our conviction in his pro-infrastructure platform are just a few of the pro-energy names he has nominated to join his administration: former Exxon CEO Rex Tillerson as Secretary of State; former Texas governor Rick Perry as Department of Energy head, and; former Oklahoma attorney general Scott Pruitt as the head of the EPA.

Despite all the seemingly positive momentum for the midstream space in the weeks following Trump’s election, not all of the fallout was positive. Interest rates spiked upon his election, creating a short-term headwind for MLPs, in our view. At that point in time, yield spreads relative to other income-oriented securities (the 10-year, municipal bonds, high yield, utilities) were still outside historical norms even though the market appeared to be punishing MLPs for this quick rise in rates. Adding to this mid-November volatility was more noise from the Energy Transfer family of companies. Before the market opened on the morning of November 21st, SXL announced that it would merge with affiliate ETP in an equity-for-equity deal that would result in a backdoor distribution cut for ETP unitholders. We think this effective cut was largely unanticipated by ETP unitholders, and because ETP and SXL have such a high weighting in the AMZ Index, served as a bit of an anchor on performance for the remainder of Q4.

Eventually, the OPEC announcement on November 30th dwarfed everything else that happened during Q4 (and maybe all of 2016), turning what would have been a red quarter into the black on the last day of the fiscal year. After many days of speculation, a deal was formally announced by OPEC that called for an output cap of 32.5 MMBPD – in line with September’s Algiers Accord. The individual member countries agreed to cut production by roughly 4.5% across the board with the effective elimination of 1.2 MMBPD from the global market starting January 1, 2017. Further supporting crude prices that day was the announcement of a 600 MBPD non-OPEC cut, primarily led by Russia. The combined cut was undoubtedly a near-term positive for the energy sector and resulted in a near 10% gain in crude prices the day of the announcement. MLPs similarly rallied, with the AMZ gaining 3.59% the final day of the quarter. What a way to end a wild year!

OPPORTUNISTIC TRANSACTIONS AND PRIVATE INVESTMENTS

2016 presented a challenging opportunistic market as the year opened with a weak new issue market (e.g., follow-on and initial public offerings) that only somewhat thawed over the course of the summer. Further, given the volatility and associated asset value impairment, Fund leverage was managed and monitored in a way that limited the amount of cash flow available to invest opportunistically. However, the Fund’s opportunistic sleeve wound up having a positive impact on performance, mostly as a result of valuation disconnects that the Fund took advantage of during the volatility.

We were able to participate in one IPO and three secondary offerings over the course of the year. Those four trades, which included the successful NBLX IPO, accounted for roughly one-third of our net opportunistic gains for the year. The rest of our gains were generally realized as we took timely advantage of valuation disconnects or anticipated positive earnings catalysts throughout the year.

In 2017, we look forward to greater capital markets activity, which has historically been a reliable source of opportunistic gains. In addition, we will continue to look for valuation disconnects in companies that meet the Fund’s core investment criteria and take advantage of them where prudent. The Fund issued $50.0 million of preferred stock in late September 2016 to better enable it to take advantage of the hopeful turnaround in the MLP market.

2016 Annual Report	9

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

We are pleased to provide an update on the Fund’s private equity investment, which saw several exciting developments throughout the year. In December 2015 and March 2016, two more organic projects were sanctioned at the entity. Subsequently, CEN funded two more capital calls throughout the year, bringing its total investment in the joint venture to $31 million (out of a committed $40 million). All three of the JV’s major organic projects are on time and on budget, and we expect the completion of two facilities in 2017. As a reminder, these facilities are expected to produce cash flows with significant contractual protections and are expected to serve to de-bottleneck volumes drilled by a large producer in one of North America’s premier shale plays.

2016 Fund Core Contribution Analysis1

Contribution
Top 5		Bottom 5
Targa Resources Corp. (TRGP)	8.08%	Targa Resources Partners LP (NGLS)	(4.71%)
Plains All American Pipeline, L.P. (PAA)	3.60%	Williams Partners L.P. (WPZ)	(2.69%)
ONEOK Partners, L.P. (OKS)	3.29%	Kinder Morgan, Inc. (KMI)	(2.16%)
DCP Midstream Partners, LP (DPM)	1.83%	Markwest Energy Partners, L.P.	(0.90%)
NuStar Energly L.P. (NS)	1.71%	Phillips 66 Partners LP (PSXP)	(0.47%)

The Fund’s top-five contributors for the fiscal year 2016 are all beneficiaries of the “risk-on”2 trade that defined much of the year. In addition, the Fund opened or added to positions in several of these names during the Dec-Feb market dislocation.

●	All five of the names entered the fiscal year with distribution rates in excess of 9.25%, roughly 150 basis points higher than what we had deemed as a historical norm for similar asset profiles.

●

TRGP was not in the portfolio at the beginning of the year; however, its LP subsidiary NGLS was a top holding. NGLS merged into TRGP in a stock-for-unit exchange on February 17th, less than a week after the market’s bottom, marking the Fund’s entry into TRGP at a very opportune valuation.

●

PAA was an overweight holding entering the year. The Fund added to its position throughout the early part of the year, briefly bringing it up to a top holding to capture the effects of its restructuring with parent PAGP and to capture market excitement around PAA’s franchise position in the Permian Basin.

●

OKS was a top holding entering the year due to what we believed was a dislocated valuation at the time (distribution rate of 10.5%). As OKS began materially outperforming its peer group throughout the middle part of the year, we started trimming our exposure and reallocating the proceeds to other opportunities. OKS was up just over 50% on the fiscal year as excited started to build around the impact of increasing ethane recovery on OKS’s NGL pipeline system.

●

DPM was not in the portfolio at the beginning of the year, as its distribution rate of 9.4% implied it was relatively over-valued compared to names such as OKS and NS. The Fund opened and added to its DPM exposure throughout the early-year downturn as DPM bottomed out at a 20% distribution rate on February 11th.

[1]	Fund Contribution is the return of a security multiplied by the security’s average weight in the portfolio or benchmark over a specific time period (fiscal year 2016, in this case).
[2]

Please refer to the second quarter commentary where we discussed the “risk-on recovery trade” at length, characterizing it as a market bias for MLPs most severely impacted by the commodity price downturn of November 2014 to February 2016 (e.g., those with revenue streams directly linked to commodity prices and with greater exposure to upstream producers and production)

2016 Annual Report	10

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

●

NS was an overweight holding entering the year, at which time it had a 10.9% distribution rate. NS participated in the “risk-on” recovery, though at a slower pace than some peers, allowing us to opportunely add to our position throughout the year. NS was up 32% on the year.

Of the bottom five contributors, only one (PSXP) has been in the portfolio past February of this year.

●	As already detailed above, NGLS’s losses were likewise reversed with TRGP’s performance

●

MWE was acquired by MPLX just four days into the fiscal year, but due to the December volatility generated modest losses in those four days. Those losses were overturned with MPLX’s eventual contribution for the year.

●

KMI was removed from the portfolio in December as the Fund mitigated the impact of KMI’s dividend cut. A silver lining to KMI’s December volatility was that it brought the rest of the space down with it, allowing the Fund to replace the distribution stream by adding to other high payout names.

●	WPZ was likewise removed in early 2016 due to counterparty, rating agency, and M&A concerns that created uncertainty around the sustainability of its distribution.

●

We ultimately used the proceeds from the sales of KMI and WPZ to open or increase positions in high-distribution rate companies that went on to have a great remainder of the year. In KMI’s case, we allocated a significant portion of the proceeds from the sale of KMI stock to Kinder Morgan’s newly issued preferred shares, which ended up returning 45% for the Fund. WPZ sale proceeds were reallocated to names such as NS and DPM, detailed in the Top 5 analysis.

●

PSXP entered the year as a basket position in the fund and returned -19% over the course of the year. Roughly midway through the year, we added to the position in response to the weakness in the high-growth/sponsored drop-down sector.

2017 OUTLOOK

When compared to the ominous start to 2016, 2017 is beginning on a decidedly more positive note. The OPEC announcement and the positive overall market reaction to Trump’s election have brought a sense of refreshed optimism for our space. Importantly, drilling activity has increased in certain areas as producers react to cost, efficiency and price, with the Permian Basin leading the way. Growth projects continue to come online and downstream demand continues to drive additional midstream infrastructure needs. The regulatory environment, while still uncertain, appears poised to be friendlier under a new administration. And finally, valuations still appear attractive following positive 2016 results and incorporating a brighter 2017 outlook.

Any discussion of 2017 outlook needs to include the Permian basin (yes, again). As mentioned earlier, the Permian has garnered a lot of attention with all of the upstream M&A and rig activity. In the past 6 months there has been a flurry of M&A in the Permian marked by 13 large scale acquisitions ranging from $21k per acre to $56k per acre. Over roughly the same period of time, rig activity has increased from a trough rig count of 137 to 228 rigs as of November 30, a 66% increase. This activity obviously is a result of improved pricing but is also a result of reduced drilling costs and improved efficiencies. For example, Pioneer Resources has been able to cut drilling times in half while achieving greater than 40% increases in well productivity. These efficiency improvements have led the U.S. Energy Information Administration (EIA) to forecast a ~37mpbd increase in Permian January output, which would be the largest month-over-month gain since February and implies ~200 MBPD of year-over-year growth. Such growth now brings the conversation of a previous oversupply of Permian crude oil pipeline takeaway capacity to a possible shortage by end of 2017.

2016 Annual Report	11

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

2017 should also see a slew of multi-billion dollar projects coming online, ranging from Northeast natural gas transmission lines to propane dehydrogenation facilities. These projects, along with drop-down acquisitions, potentially position Fund constituents to grow cash flow throughout the year. Meanwhile, downstream demand for cheap natural gas and natural gas liquids, both domestically and abroad, continues to drive midstream infrastructure. According to a 2016 study by the Interstate Natural Gas Association of America (INGAA), The U.S. and Canada will require annual average midstream natural gas, crude oil and natural gas liquids midstream infrastructure investment of about $26 billion per year, or $546 billion total over the 21-year period from 2015 through 2035.

As always, potential projects will continue to face hurdles presented by government agencies and the environmental lobby. 2016 was an eventful year on the regulatory front culminating with the Army Corps of Engineers denial of an easement through Lake Oahe for DAPL. This denial delays the completion of the $3.8 billion project into 2017 and is the latest infrastructure-asset-turned-political-football. Following Trump’s election, expectations are building that federal regulatory decisions will once again shift away from the environmentalists back to infrastructure operators. Additionally, tax reform seems to be a top agenda item for the Trump administration and is something that we are monitoring closely. Even though the range of potential outcomes is quite wide, we would be surprised if the effect were not a net positive for infrastructure and energy.

Despite the decided positive shift in sentiment, from a valuation perspective we exit the year at almost the exact same place we entered it. The AMZ closed on November 30th, 2016 at 302.82, not even 1% higher than where it was on the same day in 2015, when it closed at 300.57. The distribution rate of 7.4% for the Fund’s underlying holdings as of November 30, 2016 remained well above the AMZ’s 3-year historical average distribution rate of 5.3%. As a result, we believe MLPs continue to be one of the best places for investors to generate cash distributions. Further, the AMZ’s year-end distribution rate spread to various fixed-income securities remained elevated as of November 30, 2016, whether the comparison is to treasuries, municipal bonds, utilities, or the high yield bond index, MLPs were trading ~10-15% lower than where they had traded historically. We think the implied undervaluation provides a compelling investment thesis, further buoyed by the high-single digit current distribution rate.

CONCLUSION

As detailed throughout this letter, MLPs (and consequently our Fund strategy) endured a turbulent fiscal year. Sentiment was low heading into December 2015, with investors concerned about commodity price uncertainty, counterparty risk and balance sheet constraints—all concerns that ultimately questioned the stability of MLP distributions. These concerns intensified in the first few months of the year, as crude skidded to a bottom in early 2016 and pundits speculated that KMI’s high profile dividend cut might usher in an era of large-scale distribution cuts. It’s quite remarkable how things have changed since then.

OPEC appears to be buoying the crude markets (and prices), which may be on the brink of supply/demand balance even if OPEC’s execution disappoints. A cold, early winter and continuing coal-to-gas switching is providing tailwinds to natural gas prices. Similarly, increasing downstream demand has caused natural gas liquids prices to rise. Meanwhile, producers are more nimble and more efficient than ever, a Darwinian side effect from the commodity price shock of 2015-2016.

A small handful of MLPs did cut their distributions this year, but the vast majority again weathered the storm with resilient operating cash flows—the business model worked. In the Fund specifically, there were very few distribution cuts; KMI as discussed prior, Martin Midstream Partners, LP, which was less than a 2% position at the time of the cut; and PAA, which was restructuring and discussed previously. For the sector in general, distribution cuts, outside of a few small oddballs, appear to be in the rearview mirror. In addition, the minority of companies that needed to restructure balance sheets or IDRs have done so, and they look to enter 2017 with a competitive cost of capital to compete for future growth projects. Anecdotally, the sentiment around the industry is unquestionably positive, a far cry from where we were at the beginning of the year. As both portfolio managers and Fund shareholders, we continue to look forward to valuations normalizing and stable, growing cash flows being rewarded in the market yet again.

2016 Annual Report	12

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

We appreciate your investment with us.

Best Regards,

Dan C. Tutcher	Robert T. Chisholm
Principal & Portfolio Manager	Principal & Portfolio Manager

Jeff A. Jorgensen
Portfolio Manager & Director of Research

CEN Annual Report Notes & Disclosure

This letter does not constitute an offer of any securities or investment advisory services, or a recommendation with respect to any of the securities discussed herein.

The investment ideas summarized above represent Center Coast Capital’s current views and are subject to change depending on events with respect to particular companies and conditions and trends in the securities markets and the economy in general. The foregoing discussion includes and is based upon numerous assumptions and opinions of Center Coast concerning particular MLPs, companies, financial markets and other matters, the accuracy of which cannot be assured. There can be no assurance that the Fund’s investment strategy will achieve a profitable result.

Performance data reflects fees and expenses of the Fund, but does not reflect sales charges or fees that may be incurred. All performance data is unaudited and assumes reinvestment of all distributions. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period. Before making an investment in the Fund, you should consider the investment objective, risks, charges and expenses of the fund which, together with and other important information are included in the fund’s most recent prospectus and other filings with the SEC. There can be no assurance that the Fund’s investment objectives will be attained. Shares of closed-end funds frequently trade at a market price that is below their net asset value. The Fund uses leverage with creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and the market price of common shares.

Distribution rate is calculated as distribution per share annualized and divided by the current share price. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions characterized as return of capital.

Comparison to any market or MLP Index is for illustrative purposes only, and the volatility of these may be materially different from the volatility of the Fund due to a variety of factors.

The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. The value of commodity-linked investments such as the MLPs and energy infrastructure companies (including Midstream MLPs and energy infrastructure companies) in which the Fund invests are

2016 Annual Report	13

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

subject to risks specific to the industry they serve, such as fluctuations in commodity prices, reduced volumes of available natural gas or other energy commodities, slowdowns in new construction and acquisitions, a sustained reduced demand for crude oil, natural gas and refined petroleum products, depletion of the natural gas reserves or other commodities, changes in the macroeconomic or regulatory environment, environmental hazards, rising interest rates and threats of attack by terrorists on energy assets, each of which could affect the Fund’s profitability.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership. If an MLP were to be obligated to pay federal income tax on its income at the corporate tax rate, the amount of cash available for distribution would be reduced and such distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends received (as dividend income, return of capital, or capital gain).

In addition, investing in MLPs involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. Such companies may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling.

The information contained herein has been prepared by Center Coast Capital Advisors, LP and is current as of the date hereof. Such information is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN THE FUND COULD SUFFER LOSS.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in securities of MLPs and energy infrastructure companies. The Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private companies. The Fund utilizes leverage as part of its investment strategy. There is no assurance that the Fund will achieve its investment objectives.

The Fund is a non-diversified closed-end investment company. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. As of November 30, 2016, the Fund had an estimated Deferred Tax Asset of $4.76 million primarily related to expected tax refunds due to the Fund. There is no assurance when and if these tax benefits will be realized.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

Investing in the Fund involves risk, including possible loss of principal invested. The Fund is not a complete investment program and you may lose money investing in the Fund

Because of the Fund’s concentration in MLP investments, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Instead, the Fund will be treated as a regular corporation for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income.

The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and will not elect to be treated as a regulated investment company under the Code. Accordingly, the Fund may concentrate its investments in a limited number of companies. As a result, the Fund’s returns may fluctuate as a result of any single economic, political or regulatory occurrence affecting, or in the market’s assessment of, such portfolio companies to a greater extent than those of a diversified investment company.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights

2016 Annual Report	14

Center Coast MLP & Infrastructure Fund

Shareholder Letter (unaudited)

to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments, as such an incentive structure may result in divergent and potentially conflicting interests between common unitholders and the general partner, which may have more motivation to pursue projects with high risk and high potential reward.

Because the Fund is focused in MLP and infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. A downturn in such sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

The Fund currently seeks to enhance the level of its current distributions by utilizing financial leverage. The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended. The costs associated with the issuance and use of financial leverage will be borne by the holders of the common shares. Financial leverage is a speculative technique and investors should note that there are special risks and costs associated with financial leverage. There can be no assurance that a financial leverage strategy will be successful during any period in which it is employed. On November 30, 2016, the Fund’s outstanding borrowings were $81.7 million under its credit facility (23% of Managed Assets) and $50.0 million of Mandatory Redeemable Preferred Stock (14% of Managed Assets), resulting in a total leverage percentage of 36.4%. As of November 30, 2016, the Credit Facility had an interest rate of 1.57% and the Preferred Stock has a 4.29% annual coupon.

Information is as of the date indicated and subject to change.

[i]	Total return is based on the combination of capital gain and return of capital distributions, if any. Total returns are net of fees and expenses.

ii

Distributions may be paid from sources of income other than ordinary income, such as short-term capital gains, long-term capital gains, or return of capital. The Fund expects to distribute cash in excess of its earnings and profits to Common Shareholders which may be treated as a return of capital to the extent of the Common Shareholders’ bases in Common Shares, although no assurance can be given in this regard. Return of capital distributions to Common Shareholders are generally tax deferred but will result in a reduction in basis in their Common Shares, which may increase the capital gain, or reduce capital loss, realized upon sale of such Common Shares.

iii	Index of Company References

Columbia Pipeline Group Inc (NYSE: CPGX)

DCP Midstream Partners, LP (NYSE: DPM)

Enable Midstream Partners LP (NYSE: ENBL)

Enbridge Inc. (NYSE: ENB)

Energy Transfer Equity, L.P. (NYSE: ETE), “Energy Transfer”

Energy Transfer Partners, L.P. (NYSE: ETP)

EnLink Midstream LLC (NYSE: ENLC)

EnLink Midstream Partners, L.P. (NYSE: ENLK)

Enterprise Products Partners L.P. (NYSE: EPD)

Exxon Mobil Corporation (NYSE: XOM), “Exxon”

Kinder Morgan Inc (NYSE: KMI), “Kinder Morgan”

agellan Midstream Partners, L.P. (NYSE: MMP)

Marathon Petroleum Corporation (NYSE: MPC)

MarkWest Energy Partners, L.P. (NYSE: MWE)

MPLX LP (NYSE: MPLX)

Noble Midstream Partners LP (NYSE: NBLX)

NuStar Energy L.P. (NYSE: NS)

ONEOK Partners, L.P. (NYSE: OKS)

Phillips 66 Partners LP (NYSE: PSXP)

Pioneer Natural Resources Company (NYSE: PXD), “Pioneer Resources”

Plains All American Pipeline, L.P. (NYSE: PAA)

Plains GP Holdings LP Class A (NYSE: PAGP)

SemGroup Corporation (NYSE: SEMG)

Spectra Energy Corp (NYSE: SE)

Sunoco Logistics Partners L.P. (NYSE: SXL)

Targa Resources Corp. (NYSE: TRGP), “Targa”

Targa Resources Partners LP (NYSE: NGLS)

TransCanada Corporation (NYSE: TRP)

Western Gas Partners, LP (NYSE: WES)

Williams Companies, Inc. (NYSE: WMB), “Williams”

Williams Partners, L.P. (NYSE: WPZ)

2016 Annual Report	15

Center Coast MLP & Infrastructure Fund

Summary of Investments

As of November 30, 2016 (unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stock
Midstream C-corps	11.2%
Total Common Stock	11.2%
Master Limited Partnership Shares
Compression	1.2%
Diversified Midstream	36.7%
E&P-sponsored Gathering & Processing	16.2%
Fuel Distribution & Marketing	1.2%
General Partner (K-1)	2.8%
Large-cap Gathering & Processing	11.4%
Large-cap Petroleum Transportation & Storage	34.0%
Natural Gas Transportation & Storage	13.7%
Other fee-based	0.6%
Small-cap Gathering & Processing	2.9%
Sponsored Petroleum Transportation & Storage	6.9%
Total Master Limited Partnership Shares	127.6%
Preferred Stock
E&P-sponsored Gathering & Processing	0.8%
Total Preferred Stock	0.8%
Unregistered/Restricted Securities	13.3%
Short-Term Investments	0.2%
Total Investments	153.1%
Line of Credit	(35.1%)
Series A Mandatory Redeemable Preferred Shares	(21.0%)
Other Assets less Liabilities	3.0%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements

2016 Annual Report	16

Center Coast MLP & Infrastructure Fund

Schedule of Investments

November 30, 2016

Number of Shares		Value
	COMMON STOCK — 11.2%
	Midstream C-corps — 11.2%
489,238	Targa Resources Corp. [1]	$26,071,493
		26,071,493
	Total Common Stock
	(Cost $11,000,823)	26,071,493

	MASTER LIMITED PARTNERSHIP SHARES — 127.6%
	Compression — 1.2%
154,004	USA Compression Partners LP	2,761,292
		2,761,292
	Diversified Midstream — 36.7%
1,085,116	Enterprise Products Partners LP [1]	28,137,058
821,306	MPLX LP [1]	26,979,902
606,137	Tesoro Logistics LP [1]	28,567,237
54,069	Williams Partners LP	1,973,518
		85,657,715
	E&P-sponsored Gathering & Processing — 16.2%
1,354,226	EnLink Midstream Partners LP [1]	23,726,040
244,959	Western Gas Partners LP [1]	13,979,810
		37,705,850
	Fuel Distribution & Marketing — 1.2%
115,321	Sunoco LP	2,779,236
		2,779,236
	General Partner (K-1) — 2.8%
257,642	NuStar GP Holdings LLC [1]	6,544,107
		6,544,107
	Large-cap Gathering & Processing — 11.4%
408,390	DCP Midstream Partners LP [1]	14,142,546
193,785	Enable Midstream Partners LP	3,026,922
223,259	ONEOK Partners LP [1]	9,332,226
		26,501,694
	Large-cap Petroleum Transportation & Storage — 34.0%
298,166	Buckeye Partners LP [1]	19,184,001
201,264	Magellan Midstream Partners LP [1]	13,937,532
360,346	NuStar Energy LP [1]	17,202,918
498,896	Plains All American Pipeline LP [1]	16,438,623
531,973	Sunoco Logistics Partners LP [1]	12,602,440
		79,365,514
	Natural Gas Transportation & Storage — 13.7%
318,071	Spectra Energy Partners LP [1]	13,514,837
346,527	TC Pipelines LP [1]	18,417,910
		31,932,747
	Other fee-based — 0.6%
66,914	Martin Midstream Partners LP [1]	1,137,538
		1,137,538
	Small-cap Gathering & Processing -— 2.9%
161,016	Crestwood Equity Partners LP [1]	3,606,759

The accompanying notes are an integral part of these financial statements

2016 Annual Report	17

Center Coast MLP & Infrastructure Fund

Schedule of Investments - Continued

November 30, 2016

Number of Shares		Value
	MASTER LIMITED PARTNERSHIP SHARES (continued)
	Small-cap Gathering & Processing (continued)
145,447	Summit Midstream Partners LP [1]	$3,265,285
		6,872,044
	Sponsored Petroleum Transportation & Storage — 6.9%
191	Delek Logistics Partners LP	4,880
193,808	PBF Logistics LP [1]	3,614,519
200,943	Phillips 66 Partners LP [1]	9,068,558
125,642	Shell Midstream Partners LP [1]	3,465,206
		16,153,163
	Total Master Limited Partnership Shares
	(Cost $288,236,579)	$297,410,900

	PREFERRED STOCK — 0.8%
	E&P-sponsored Gathering & Processing — 0.8%
44,660	Anadarko Pete Corp., 7.50% [1]	1,848,924
		1,848,924
	Total Preferred Stock
	(Cost $1,397,552)	$1,848,924

	UNREGISTERED/RESTRICTED SECURITIES — 13.3%
31,004,597	KKR Eagle Co-Invest LP [2,3]	31,004,597

	Total Unregistered/Restricted Securities
	(Cost $31,004,597)	$31,004,597

Principal Amount		Value
	Short-Term Investments — 0.2%
$418,859	UMB Money Market Fiduciary, 0.01% [4]	$418,859
	Total Short-Term Investments
	(Cost $418,859)	418,859

	Total Investments * — 153.1%
	(Cost $332,058,410)	356,754,773
	Line of Credit - (35.1)%	(81,700,000)
	Series A Mandatory Redeemable Preferred Shares - (21.0)%	(48,897,123)
	Other Assets less Liabilities - 3.0%	6,961,082
	Total Net Assets — 100%	$233,118,732

LLC - Limited Liability Company

LP - Limited Partnership

[1]

All or a portion of the security has been pledged as collateral with the Fund’s line of credit agreement.
As of November 30, 2016, the total value of securities pledged as collateral for the line of credit agreement was $191,998,990.

[2]	Non-income producing security.

[3]	Indicates a fair valued security. Total value for fair valued securities is $31,004,597, representing 13.3% of fund net assets.

[4]	The rate quoted is the annualized seven-day yield of the Fund at the period end.

*	All investments domiciled in the United States.

The accompanying notes are an integral part of these financial statements

2016 Annual Report	18

Center Coast MLP & Infrastructure Fund

Statement of Assets and Liabilities

November 30, 2016

Assets:
Investments, at fair value (cost $332,058,410)	$356,754,773
Receivables:
Deposits with brokers	155,579
Investment securities sold	2,084,936
Fund shares sold	830,202
Federal and State taxes receivable	4,757,674
Dividends and interest	41,906
Other assets	88,298
Total Assets	364,713,368

Liabilities:
Payables:
Advisory fees	295,043
Mandatory redeemable preferred shares issued ($0.01 par value, 2,000 shares issued with liquidation preference of $25,000 per share, net of debt issuance cost of $1,102,877)	48,897,123
Interest expense	412,656
Line of credit	81,700,000
Accrued other expenses	289,814
Total Liabilites	131,594,636

Net Assets, Applicable to Common Shareholders	$233,118,732

Components of Net Assets, Applicable to Common Shareholders:
Paid-in capital	$315,264,227
Undistributed net investment loss, net of deferred taxes, less dividends	(31,809,343)
Net realized gain (loss) on investments and written option contracts, net of deferred taxes	(76,823,780)
Net unrealized appreciation (depreciation), net of deferred taxes	26,487,628
Net Assets, Applicable to Common Shareholders	$233,118,732

Net Asset Value Per Common Shares ($0.01 Par Value, Unlimited Shares Authorized)
($233,118,732 / 20,769,087 shares outstanding; unlimited number of shares authorized)	$11.22

Market Price Per Common Share	$11.58

Market Price (Discount) to Net Asset Value Per Common Share	3.21%

The accompanying notes are an integral part of these financial statements

2016 Annual Report	19

Center Coast MLP & Infrastructure Fund

Statement of Operations

For the Year Ended November 30, 2016

Investment Income:
Distributions from master limited partnerships	$20,843,637
Dividend income from common stock	2,126,759
Total distributions and dividends	22,970,396
Less return of capital on distributions	(20,843,637)
Distributions from common stock in excess of cost basis	(1,061,346)
Net dividends and distributions	1,065,413
Interest	396
Total investment income	1,065,809

Expenses:
Investment advisory fee	2,923,851
Interest expense	1,597,598
Professional fees	574,995
Shareholder servicing fees	207,621
Franchise tax expense	29,266
Administrative fees	133,371
Directors' fees	101,250
Shareholder reporting expense	95,017
Insurance expense	52,163
Custody fees	19,503
Transfer agent fees	21,560
Other expenses	123,355
Total expenses	5,879,550

Net Investment loss	(4,813,741)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(76,722,173)
Option contracts	(142,433)
Tax expense	(140,831)
Net realized gain (loss), net of taxes	(77,005,437)

Net change in unrealized appreciation (depreciation) on:
Investments	112,642,003
Tax benefit	—
Net change in unrealized appreciation (depreciation)	112,642,003
Net Realized and Unrealized Gain (Loss) on Investments	35,636,566

Net Increase in Net Assets from Operations	$30,822,825

The accompanying notes are an integral part of these financial statements

2016 Annual Report	20

Center Coast MLP & Infrastructure Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(4,813,741)	$(5,306,779)
Net realized gain (loss) on investments, net of deferred taxes	(77,005,437)	(15,402,623)
Net unrealized appreciation (depreciation) on investments and written options contracts, net of deferred taxes	112,642,003	(111,994,138)
Net increase (decrease) in net assets resulting from operations	30,822,825	(132,703,540)

Dividends and Distributions
Distributions	(25,037,804)	(22,645,383)
Dividends and Distributions	(25,037,804)	(22,645,383)

Capital Share Transactions:
Distributions reinvested - Shares purchased at Net Asset Value	708,293	184,343
Shares sold	10,662,958	73,200,360
Capital Share Transactions	11,371,251	73,384,703

Total increase (decrease) in net assets	17,156,272	(81,964,220)

Net Assets:
Beginning of period/year	215,962,460	297,926,680
End of period/year	$233,118,732	$215,962,460

Undistributed net investment loss, net of deferred taxes	$(31,809,343)	$(26,244,899)

Capital Share Transactions:
Shares sold	937,968	4,938,969
Shares reinvested	24,962	44,221
Shares reinvested on the open market	(24,962)	(44,221)
Shares reinvested at Net Asset Value	68,596	12,290
Net increase	1,006,564	4,951,259

The accompanying notes are an integral part of these financial statements

2016 Annual Report	21

Center Coast MLP & Infrastructure Fund

Statement of Cash Flows

For the Year Ended November 30, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$30,822,825
Adjustments to reconcile Net Increase in Net Assets from Operations to net cash used in operating activities:
Return of capital on distributions from master limited partnerships	20,843,637
Distributions from common stock in excess of cost basis	1,061,346
Net realized loss from investments and written options contracts	76,864,606
Net unrealized appreciation on investments and written options contracts	(112,642,003)
Purchases of long-term investments	(236,383,542)
Net purchases and sales of short-term investments	(115,919)
Proceeds from sales of long-term investments	182,411,486
Amortization of preferred shares offering cost	20,858
Increase in deposits with brokers	(140,331)
Decrease in federal and state taxes receivable	140,831
Decrease in dividends and interest receivable	39,700
Decrease in other assets	51,595
Increase in advisory fees payable	34,652
Increase in interest expense payable	398,963
Increase in accrued other expenses	111,786
Net Cash Used in Operating Activities	(36,479,510)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of shares	9,832,756
Distributions to shareholders	(24,329,511)
Preferred shares issued, net of offering costs	48,876,265
Proceeds from line of credit	29,600,000
Repayment of line of credit	(27,500,000)
Net Cash Provided by Financing Activities	36,479,510

Net change in cash equivalents	—

Cash at beginning of year	—
Cash at end of year	—

Supplemental Disclosure of Cash Flow Information:

During the year ended November 30, 2016, interest paid was $1,604,128.

Supplemental Disclosure of Non Cash Activity:

Non-cash financing activities not included consist of reinvestments of dividends and distibutions of $278,507.

The accompanying notes are an integral part of these financial statements

2016 Annual Report	22

Center Coast MLP & Infrastructure Fund

Financial Highlights

Per share operating performance. For a capital share outstanding throughout the period.

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period September 26, 2013* through November 30, 2013
Net asset value, beginning of year	$10.93	$20.11	$19.31	$19.06 [1]
Income (Loss) from Investment Operations
Net investment loss[2]	(0.24)	(0.30)	(0.24)	(0.04)
Return of capital[2]	1.10	1.17	0.81	0.24
Net realized and unrealized gain (loss) on investments[2,3]	0.68	(8.80)	1.58	0.15
Total from investment operations	1.54	(7.93)	2.15	0.35

Dividends and Distributions
Dividends	—	—	(1.18)	—
Distributions - return of capital	(1.25)	(1.25)	(0.17)	(0.10)
Total dividends and distributions	(1.25)	(1.25)	(1.35)	(0.10)

Net asset value, end of period	$11.22	$10.93	$20.11	$19.31
Market value, end of period	$11.58	$11.09	$19.49	$18.46

Total net asset value return[4]	15.62%	(40.75)%[10]	11.94%	1.88%[5]
Total market value return[4]	17.61%	(37.97)%[10]	13.49%	(7.18)%[5]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$233,119	$215,962	$297,927	$286,009
Ratio of expenses (benefit) to average net assets	2.90%[7]	(4.96)%[7]	8.55%[7]	8.25%[6,7]
Ratio of expenses to average net assets (excluding deferred tax benefit)	2.83%	2.53%	2.26%	2.08%[6]
Ratio of expenses to average net assets (excluding deferred tax benefit and interest expense)	2.06%	2.00%	1.85%	1.84%[6]
Ratio of net investment loss to average net assets	(2.32)%[7]	(1.82)%[7]	(1.18)%[7]	(1.31)%[6,7]
Ratio of expenses (benefit) to average managed assets	2.06%[8]	(3.46)%[8]	6.08%[8]	6.34%[6,8]
Portfolio turnover rate	62%	91%	105%	18%[5]
Total borrowings outstanding (in thousands)	$81,700	$79,600	$129,000	$100,500
Total amount of preferred shares outstanding (in thousands)	$50,000	$—	$—	$—
Asset coverage per $1,000 per unit of senior indebtedness[9]	$2,770	$3,949	$3,310	$3,846
Asset coverage per Preferred Share[11]	$141,559	$—	$—	$—
Liquidating preference for Preferred Shares	$25,000	$—	$—	$—

*	Commencement of operations.
[1]	Initial public offering price of $20.00 per share less underwriting discounts of $0.90 per share and offering costs of $0.04 per share.
[2]	Based on average shares outstanding during the period.
[3]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

[4]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[5]	Not annualized.
[6]	Annualized.
[7]

Includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

[8]

Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

[9]

Represents the value of total assets less liabilities not including the Line of Credit and Preferred Shares divided by the total number of senior indebtedness units, where one unit equals $1,000 of the senior indebtedness.

[10]

Includes dilution (net of offering costs) of approximately $1.11 to NAV per share resulting from the Fund’s transferrable rights offering, which expired on April 17, 2015. In connection with such offering, the Fund issued 4,938,969 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

[11]	Represents the total value of total assets less liabilities, not including preferred shares divided by the total number of preferred shares.

The accompanying notes are an integral part of these financial statements

2016 Annual Report	23

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016

Note 1 – Organization

Center Coast MLP & Infrastructure Fund (the ‘‘Fund’’) is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a statutory trust on May 3, 2013, pursuant to a Certificate of Trust, and is governed by the laws of the state of Delaware. The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies.

The Fund commenced operations on September 26, 2013, and is managed by Center Coast Capital Advisors, LP (the “Advisor”), an investment adviser registered under the Investment Advisers Act of 1940. The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.

Note 2 – Accounting Policies

The Fund is an investment company. Accordingly, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values public equity securities investments it owns at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost. The Fund values exchange-traded options at the mean of best bid and ask prices as of the close of such exchange.

The Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fair Value Pricing Committee, pursuant to procedures adopted by the Board. The actions of the Fair Value Pricing Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Fair Value Pricing Committee meets as needed. The Fair Value Pricing Committee is comprised of Fund officers and a designee of the Fund’s administrator.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total return at net asset value. These transaction costs are not considered operating expenses

2016 Annual Report	24

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016 (continued)

and are not reflected in net investment income reported in the Statement of Operations and Statements of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights.

(c) Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

(d) Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may buy or write (sell) options to hedge against changes in the value of equities. Further, the Fund may seek to generate additional income, in the form of premiums received, from writing (selling) options on securities held in portfolio and may also opportunistically buy or write (sell) call or put options (“options”) on energy infrastructure securities not held by the Fund.

When the Fund writes an option, an amount equal to the premium received by the Fund is included in “Written option contracts, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend/distribution rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes. Options the Fund buys or writes will either be exercised, expire or be cancelled pursuant to a closing transaction.

If the price of the underlying security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. The Fund realizes a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write call or put options with the purpose of generating realized gains, increasing or reducing its ownership of certain securities. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s potential for future profits on the underlying investment. If the Fund writes a call on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. If the Fund writes a put on a security, the Fund has the obligation upon exercise of the option to purchase the underlying security at the exercise price. Generally, the Fund seeks to write call options on securities that the Fund holds in its portfolio (i.e., covered calls) although it has the flexibility and from time to time has written “naked” call options. When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the Fund has the obligation to buy the underlying security at the exercise price and the premium received is deducted from the price of the underlying securities purchased in determining whether the Fund has realized a gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option, which may potentially be unlimited. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

2016 Annual Report	25

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016 (continued)

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

Transactions in written options contracts for the year ended November 30, 2016 were as follows:

	Number of Contracts	Premiums Received
Call Options Outstanding at December 1, 2015	—	$—
Call Options written	2,542	70,178
Call Options closed	—	—
Call Options expired	(2,542)	(70,178)
Call Options exercised	—	—
Call Options Outstanding at November 30, 2016	—	$—

	Number of Contracts	Premiums Received
Put Options Outstanding at December 1, 2015	—	$—
Put Options written	2,600	197,154
Put Options closed	(1,600)	(168,666)
Put Options expired	(1,000)	(28,488)
Put Options exercised	—	—
Put Options Outstanding at November 30, 2016	—	$—

(e) Distributions to Shareholders

Distributions are authorized by the Board and, when made, are generally declared and paid monthly. Distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to re-characterization for tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Advisor entered into an Investment Advisory Agreement (the “Agreement”) with the Fund. For services rendered by the Advisor on behalf of the Fund under the Agreement, the Fund pays the Advisor a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any form of borrowings, used for leverage, outstanding, minus liabilities, other than liabilities related to any borrowings outstanding.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, tax preparer and administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. American Stock Transfer & Trust Company, LLC serves as the Fund’s transfer agent.

HRC Portfolio Solutions serves as the shareholder servicing agent which the Fund pays a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced for providing administrative and support services to their customers. For the year ended November 30, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

2016 Annual Report	26

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016 (continued)

Certain trustees and officers of the Fund are employees of the Advisor. The Fund does not compensate trustees and officers affiliated with the Advisor. For year ended November 30, 2016, the Fund’s fees incurred to Directors who are not affiliated with the Advisor are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code; therefore, it will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated 2.0% for state and local tax.

The Fund’s income tax provision consists of the following as of November 30, 2016:

Current tax expense (benefit)
Federal	$—
State	140,831
Total current tax expense	$140,831

Deferred tax expense (benefit)
Federal	$—
State	—
Total deferred tax expense	$—

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$10,787,987	(35.00%)
State income taxes net of federal benefit	616,457	(2.00%)
Effect of permanent & temporary differences	(160,560)	0.52%
Adjustment to current tax benefit from taxes receivable	140,831	(0.46%)
Change in valuation allowance	(11,243,884)	36.48%
Total income tax expense (benefit)	$140,831	(0.46%)

The Fund intends to invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or

2016 Annual Report	27

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016 (continued)

all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. The Fund has recorded a valuation allowance of $24,810,473 of the net deferred tax asset at November 30, 2016, as the Fund believes it is more-likely-than-not the asset will not be realized within the relevant carryforward periods. The Fund may be required to modify the estimates or assumptions it uses regarding the deferred tax asset or liability as new information becomes available. Since the Fund is subject to taxation of its taxable income, the NAV of the Funds shares are reduced by the accrual of any deferred tax liabilities. Because of the impact of deferred taxes, the Funds’ performance could differ from its underlying index. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2016 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$13,846,049
Capital loss carryforward (tax basis)	24,685,831
Valuation Allowance	(24,810,473)
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(13,721,407)
Total net deferred tax asset/(liability)	$—

Unexpected significant changes in cash distributions from the Fund’s MLP investments or significant changes in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a change in valuation allowance. If the valuation allowance is modified in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year.

At November 30, 2016, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date:
11/30/2036	$36,680,208
Total	$36,680,208

Although the fund has a valuation allowance as of November 30, 2016 which reduced the value of its deferred tax asset components, the fund does intend to utilize the full value of its net operating loss carryforwards by offsetting future income or gains generated (if any) against 100% of this carryforward amount, subject to certain IRS limitations and the 20 year carryforward period.

2016 Annual Report	28

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016 (continued)

At November 30, 2016, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date:
11/30/2020	$19,818,122
11/30/2021	46,900,340
Total	$66,718,462

At November 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$320,972,714
Gross unrealized appreciation	$64,609,527
Gross unrealized depreciation	(28,827,468)
Net unrealized appreciation (depreciation) on investments	$35,782,059

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

Note 5 – Investment Transactions

For the year ended November 30, 2016, purchases and sales of investments, excluding short-term investments, were $236,383,542 and $183,741,806, respectively.

Note 6 – Capital Stock

The Fund is authorized to issue unlimited common shares of beneficial interest, par value of $0.01 per share. At November 30, 2016, the shares outstanding were 20,769,087.

On May 27, 2016, the Fund entered into a distribution agreement pursuant to which the Fund may offer and sell up to 4.0 million Common Shares of the Fund, from time to time, in transactions that are deemed “at the market” as defined in Rule 415 under the Securities Act of 1933. The minimum price at which such Common Stock may be sold may not be less than the current Net Asset Value per Common Share plus any commissions to be paid to the distributor. During 2016, the Fund issued 937,968 shares under this “at the market” program at an average price of $11.4832 per share.

Note 7 – Preferred Shares

On September 22, 2016, the Fund completed a private placement of 2,000 shares of Series A Mandatory Redeemable Preferred Shares (“MRP Shares”). Each MRP Share has a liquidation preference of $25,000, resulting in an aggregate liquidation preference of $50.0 million for all MRP Shares. The MRP Shares will pay quarterly cash dividends at a rate of 4.29% per annum. The MRP Shares have a term redemption date of September 26, 2026.

The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the life of the MRP Shares. Amortization of these costs is included in Interest expense on the Statement of Operations, and the unamortized balance is included net within in Mandatory redeemable preferred shares on the Statement of Assets and Liabilities.

The average aggregate liquidation preference outstanding and the average annualized dividend rate of the MRP Shares during the year ended November 30, 2016 were $ 25,000 and 4.29%, respectively.

2016 Annual Report	29

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016 (continued)

The Fund is subject to certain restrictions relating to the MRP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could cause increases in the dividend rate paid, preclude the Fund from declaring any distributions to common shareholders or purchasing common shares, and/or could trigger the mandatory redemption of MRP Shares at liquidation preference.

The liquidation preference of MRP Shares, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption mandatory redeemable preferred shares issued on the Statement of Assets and Liabilities. Unpaid dividends on MRP Shares are recognized as Interest expense payable on the Statement of Assets and Liabilities. Dividends paid on MRP Shares are recognized as a component of Interest expense on the Statement of Operations.

Note 8 – Borrowings

The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNPP”) pursuant to which the Fund may borrow up to a maximum commitment amount of (1) $75,000,000 under a 179-day facility plus (2) additional amounts on a demand basis subject to the amount of the Fund’s pledged collateral and the limits imposed by the 1940 Act. The Fund pays a monthly financing charge based on a LIBOR-based variable rate and a commitment fee of 0.70% per annum on the unused portion of the maximum commitment amount. Under the Credit Agreement, the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of November 30, 2016, the fair value of the outstanding Credit Agreement was estimated to be $80,770,834, and would be categorized as Level 2 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 1.56%.

The Fund had outstanding borrowings of $81,700,000 as of November 30, 2016. The Fund borrowed an average daily balance of approximately $76,578,142 at a weighted average borrowing cost of 1.56%.

The analysis below presents the sensitivity of the market value of the Fund’s financial instruments to selected changes in market rates. The range of changes chosen reflects its view of changes which are reasonably possible over a one-year period because the loan will likely be renewed yearly. For sensitivity purposes, if market rates of interest increase by 100 basis points the Fund’s interest expense would increase by approximately $817,000. If market rates of interest decrease by 100 basis points the Fund’s interest expense would decrease by approximately $817,000.

These amounts were determined solely by considering the impact of hypothetical interest rates on the Fund’s financial instruments. Due to the uncertainty of specific actions it may undertake to minimize possible effects of market interest rate increases, this analysis assumes no changes in the Fund’s financial structure.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

2016 Annual Report	30

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016 (continued)

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation levels, as of November 30, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common Stock[1]	$26,071,493	$—	$—	$26,071,493
Master Limited Partnerships[1]	297,410,900	—	—	297,410,900
Preferred Stock[1]	1,848,924	—	—	1,848,924
Unregistered/Restricted Securities	—	—	31,004,597	31,004,597
Short-Term Investments	418,859	—	—	418,859
Total Assets	$325,750,176	$—	$31,004,597	$356,754,773

[1]

All Common Stock, Master Limited Partnerships and Preferred Stock held by the Fund are Level 1 securities. For a detailed break-out of Common Stock Master Limited Partnerships and Preferred Stock by major industry classification, please refer to the Schedule of Investments.

2016 Annual Report	31

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016 (continued)

Transfers are recognized at the end of the reporting period. There were no transfers during the period.

The following table summarizes the change in value associated with Level 3 securities carried at fair value for the year ended November 30, 2016:

Level 3 Securities
Unregistered/Restricted Securities
Balance, December 1, 2015	$20,795,387
Purchase	10,209,210
Balance, November 30, 2016	$31,004,597

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser’s Valuation Committee for Level 3 Fair Value Measurements for investments held as of November 30, 2016:

Type of Security	Fair Value at 11/30/2016	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Unregistered/Restricted Securities	$31,004,597	Discounted Cash Flow	Discount Rate	9.8% – 13.8% (11.8%)
			Exit Multiple	11.00x – 13.00 x (12.00 x)
			Liquidity Discount	12.3% – 22.3% (17.3%)

Level 3 Unregistered/Restricted Securities valued by using the unobservable inputs included above are directly affected by a change in that factor.

The discounted cash flow analysis used to value the Fund’s private investment in KKR Eagle Co-Invest LP uses the projected cash flows of the portfolio company to estimate the enterprise value and equity value attributable to the Fund’s interest in the portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital or the expected return market participants would require of similar public securities).

As part of this valuation process, the Fund estimates operating results of the portfolio company (including EBITDA and unlevered cash flow). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. The Fund also consults with management of the portfolio company to develop these financial projections. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of comparable publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).

Note 11 – Disclosures about Derivative Instruments and Hedging Activities

The Fund is subject to Financial Accounting Standards Board’s (“FASB”) Disclosures about Derivative Instruments and Hedging Activities (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

2016 Annual Report	32

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016 (continued)

For the year ended November 30, 2016, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Statement of Operations
Derivative Instrument	Derivative Instrument	Realized gain (loss) on derivatives recognized in income	Change in unrealized appreciation (depreciation) on derivatives recognized in income
Equity price risk	Options	$ (142,433)	$ —

The average notional value of written options contracts outstanding during the year ended November 30, 2016, which is indicative of the volume of this derivative type, was $1,196,153.

Note 12 – Other Risks

The Fund’s risks include, but are not limited to, the following:

(a) Liquidity Risk

The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

(b) Market and Credit Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

(c) Master Limited Partnership Risk

Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

(d) Non-Diversification Risk

The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

(e) Private Investment Risk

The Fund may invest in unregistered or restricted securities, including private investment in public equities (“PIPE”). Unregistered or restricted securities may not be readily marketable and are often more difficult to value. Further, the Advisor may not have timely or accurate information about the business, financial condition and results of operations which may adversely affect the Advisor’s ability to value those investments. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement

2016 Annual Report	33

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016 (continued)

covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

(f) Portfolio Concentration Risk

The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

(g) Leverage Risk

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the securities acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. There is no assurance that a Fund’s leveraging strategy will be successful.

(h) Tax Risks

Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating the Fund’s net asset value (“NAV”), the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on

2016 Annual Report	34

Center Coast MLP & Infrastructure Fund

Notes to Financial Statements

November 30, 2016 (continued)

a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV to the extent it exceeds any valuation allowance. The estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

2016 Annual Report	35

Center Coast MLP & Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Center Coast MLP & Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Center Coast MLP & Infrastructure Fund (the “Fund”) as of November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 26, 2013 (commencement of operations) through November 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of this financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX
January 27, 2017

2016 Annual Report	36

Center Coast MLP & Infrastructure Fund

Other Information

November 30, 2016 (unaudited)

2016 PROXY RESULTS

A Meeting of the Members was held on May 5, 2016 to consider the proposals described below. Each proposal was approved. The results of the voting at the Meeting are as follows:

Approval of the election of two nominees to the Board of Trustees of the Fund.

Managers	Votes For	Votes Against	Votes Withheld
Michael F. Curran	16,843,188	295,641	172,935
James Edward Jones	16,869,270	259,152	183,343

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling the Fund at 1-713-759-1400, (ii) on our website at centercoastcap.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund at 1-713-759-1400 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Income Tax Information

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

Automatic Dividend Reinvestment Plan

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by the agent under the Plan, American Stock Transfer & Trust Company, LLC (the “Plan Agent”), unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the Fund’s dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact the Plan Agent in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of

2016 Annual Report	37

Center Coast MLP & Infrastructure Fund

Other Information

November 30, 2016 (unaudited) (continued)

(i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records.

Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

Participants that direct a sale of Common Shares through the Plan Agent are subject to a sales fee of $15.00 plus $0.10 per share sold.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, American Stock Transfer & Trust Company, LLC , Attn: Dividend Reinvestment Department, P.O. Box 922, New York, New York 10269-0560, e-mail: info@amstock, phone number: (866) 668-6549.

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on May 5, 2016 the Board of the Fund, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the 1940 Act, reviewed and unanimously approved the renewal of the Agreement between the Trust and the Advisor for additional one-year terms. In approving renewal of the Fund Investment Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Agreement was in the best interests of the Fund and its shareholders.

Background

The Board was informed of the purpose of the Meeting and noted the role of the Board, and the Independent Trustees in particular, in considering and approving the renewal of the Agreement between the Advisor and the Trust. The Board had previously been advised by counsel from Skadden, Arps, Slate, Meagher & Flom LLP of the statutory requirements, standard of liability and disclosure requirements with respect to approval of the investment advisory agreement. The Board was informed that it was the duty of a board to request and evaluate, and of an investment advisor to furnish, such information as may reasonably be necessary to evaluate the terms of an investment advisory agreement.

2016 Annual Report	38

Center Coast MLP & Infrastructure Fund

Other Information

November 30, 2016 (unaudited) (continued)

The Board noted that the following items had been distributed to the Trustees in the Meeting Materials:

1.

Memorandum from the Advisor regarding the reasonableness of the proposed investment advisory fee for the Trust and which also included the Center Coast organizational chart and information regarding the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day management of the Trust’s portfolio;

2.	A copy of the Agreement;

3.	The Adviser’s letter to the Fund’s shareholders discussing the Fund’s performance for the quarterly period ended March 31, 2016;

4.	A chart comparing the Fund’s performance and the management fees to a peer group of MLP funds;

4.	Center Coast Form ADV Part 1;

5.	Center Coast Form ADV Part 2A;

6.	Center Coast Disaster Recovery and Business Continuity Plan;

The Board discussed the contents of the memorandum from Center Coast regarding the reasonableness of the proposed investment advisory fee. The Board received information from Center Coast and were informed that a contractual advisory fee of 1.00% of Managed Assets had become the most common investment advisory fee for closed-end funds investing primarily in MLPs, noting that well over half of the funds in the peer group paid an advisory fee at that level and that only two paid an advisory fee below that amount at 0.95%, and therefore they concluded that Center Coast believed the proposed investment advisory fee was reasonable. The Board discussed the fee comparisons. The Board then reviewed and discussed the terms of the Agreement including the proposed management fees. The Trustees noted that based on the memorandum from Center Coast, the Trust’s contractual advisory fee was slightly higher than the mean and median contractual advisory fee of funds in the peer group and was tied for 2nd lowest among funds in the peer group.

The Trustees reviewed the disclosure requirements pursuant to which the Trust will disclose in its shareholder report the considerations and conclusions of the Board with respect to the approval of the continuance of the Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Trust to approve the Agreement. In reaching this conclusion for the Trust, no single factor was determinative in the Board’s conclusion, but rather the Board considered a variety of factors and concluded the following:

Prior to its consideration of the Agreement, the Board received and reviewed information provided by the Advisor, including, among other things, comparative information about the proposed fees and expenses of the Trust relative to the fees and expenses of certain other MLP closed-end funds.

Consideration of Nature, Extent and Quality of the Services

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Trust under the Agreement in light of the investment objective, policies and strategies of the Trust. The Board reviewed certain background materials supplied by the Advisor in its presentation, including the Advisor’s Form ADV.

The Board reviewed and considered the Advisor’s investment advisory personnel, its history as an asset manager, performance of other accounts managed by the Advisor and the amount of its current assets under management. The Board also reviewed the research and decision-making processes utilized by the Advisor, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Trust.

The Board considered the background and experience of the Advisor’s management in connection with the Trust, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Trust and the extent of the resources devoted to research and analysis of the Trust’s actual and potential investments. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by Center Coast to the Trust.

2016 Annual Report	39

Center Coast MLP & Infrastructure Fund

Other Information

November 30, 2016 (unaudited) (continued)

Consideration of Advisory Fees and the Cost of the Services

The Board considered the information they received comparing the Trust’s contractual annual advisory fee and anticipated overall expenses with (a) a peer group of competitor closed-end funds identified by the Advisor and (b) other products managed by the Advisor. Given the small universe of managers fitting within the criteria for the peer group, the Advisor did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board determined that the proposed contractual annual advisory fee of 1.00% was equal to the median contractual advisory fee rate of funds within the peer group. Furthermore, the proposed fee structure was competitive with fee structures applicable to other similar products managed by the Advisor. The Board concluded that the investment advisory fees to be received by the Advisor with respect to the Trust were comparable to the fees charged to other investment vehicles within the Trust’s peer group and by the Advisor to its other clients in broadly comparable investment products.

Consideration of Investment Performance

The Board considered the information they received regarding the investment performance of CEN and compared that performance to similar MLP closed-end funds along with the Alerian MLP index.

Other Considerations

The Board considered the anticipated profits, if any, to be realized by the Advisor in connection with the operation of the Trust and concluded that the profit, if any, anticipated to be realized by the Advisor in connection with the operation of the Trust is not unreasonable.

The Board considered whether economies of scale in the provision of services to the Trust will be passed along to the shareholders under the proposed agreements. The Board concluded there were currently no or de minimis material economics of scale or other incidental benefits accruing to the Advisor in connection with its relationship with the Trust.

Conclusion

In renewing the Agreement and the fees charged under the Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the Agreement. The summary set forth above describes the most important factors, but not all of the matters, considered by the Board in coming to its decision regarding the Agreement. On the basis of such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion, the Board concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Trust and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

2016 Annual Report	40

Center Coast MLP & Infrastructure Fund

Other Information

November 30, 2016 (unaudited) (continued)

CENTER COAST MLP & INFRASTRUCTURE FUND

PRIVACY NOTICE

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Advisor and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

2016 Annual Report	41

Center Coast MLP & Infrastructure Fund

Fund Management

November 30, 2016 (unaudited)

The identity of Trustees of the Board and their brief biographical information as of November 30, 2016 is set forth below. The business address of each Trustee is 1600 Smith St., Suite 3800, Houston, TX 77002.

NAME AND YEAR OF BIRTH	POSITION HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER
INDEPENDENT TRUSTEES
Michael F. Curran Year of birth: 1940	Trustee	Trustee since 2013	Chairman of Curran Holdings, Inc., (Investments) (2007-present). Formerly, Chairman, President and Chief Executive Officer of Willbros Group, Inc. (2002-2007).	2
James Edward Jones Year of birth: 1954	Trustee	Trustee since 2013	President & CFO of Elk River Resources (2013-present). Formerly, Managing Partner of Torch Partners LLC/Torch Securities LLC (2004-2013). Director of The J.E. and L.E. Mabee Foundation.	2
Alfred J. Moran Year of birth: 1943	Trustee	Trustee since 2013	Chairman and Chief Executive Officer of the Moran Group (Management Consulting) (2003-present). Formerly, Director of Administration and Regulatory Affairs of the City of Houston (2007-2013). Director of the National Association of Corporate Directors.	2
INTERESTED TRUSTEE
Dan C. Tutcher* Year of birth: 1949	Trustee, President, Chief Executive Officer	Trustee since 2013	Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, L.P. (2007-present). Formerly, President of Enbridge Energy Company, Inc.; President and Director of Enbridge Energy Management L.L.C; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).	2

*	Mr. Tutcher is an interested person of the Fund because of his position as an officer of the Advisor and certain of its affiliates.

2016 Annual Report	42

Center Coast MLP & Infrastructure Fund

Fund Management

November 30, 2016 (unaudited) (continued)

Set forth below is the name, year of birth, position with the Fund and the principal occupation for the last five years, as of November 30, 2016, of each of the persons currently serving as Executive Officers of the Fund. The business address of each Officer is 1600 Smith St., Suite 3800, Houston, TX 77002.

NAME AND YEAR OF BIRTH	POSITION HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGERS
William H. Bauch Year of birth: 1961	Chief Financial Officer, Chief Compliance Officer and Treasurer	Chief Financial Officer and Chief Compliance Officer of Center Coast Capital Advisors, L.P. (2012-present). Formerly, Senior Partner of Korn/Ferry International (2006-2012).
Rachel Hollowell Year of birth: 1980	Secretary	Director of Operations of Center Coast Capital Advisors, L.P. (2010-present). Formerly, Sales Representative of Johnson & Johnson (2004-2009).
Robert T. Chisholm Year of birth: 1976	Vice President

Senior Portfolio Manager and Principal, Center Coast Capital Advisors, L.P. (2007-present); Morgan Keegan’s Energy Investment Banking Division (2006-2007); Senior Project Advisor, Enbridge Energy Partners, L.P. (2002-2006).

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ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Alfred J. Moran is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

   (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $115,000 for 2015 and $164,000 for 2016.

Audit-Related Fees

   (b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,000 for 2015 and $19,000 for 2016. The fees listed in item 4 (b) are related to agreed-upon procedures performed during the initial and secondary offerings of the registrant and consent issuance with respect to fund registration statement filings, respectively.

Tax Fees

   (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $101,000 for 2015 and $120,530 for 2016.

All Other Fees

   (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

 (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies

Pre-Approval of Services to the Trust. The Committee will be responsible for pre-approving any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(i) The categories of services to be reviewed and considered for pre-approval include the following:

(1)	Audit Services

(a)	Annual financial statement audits

(b)	Seed audits (related to new product filings, as required)

(c)	SEC and regulatory filings and consents

(2)	Audit-Related Services

(a)	Accounting consultations

(b)	Fund merger/reorganization support services

(c)	Other accounting related matters

(d)	Agreed upon procedures reports

(e)	Attestation reports

(f)	Other internal control reports

(3)	Tax Services

(a)	Tax compliance services related to federal, state and local income tax compliance and sales and use tax compliance

(b)	RIC qualification reviews, if applicable

(c)	Tax distribution analysis and planning

(d)	Tax authority examination services

(e)	Tax appeals support services

(f)	Accounting methods studies

(g)	Fund merger support services

(h)	Tax compliance, planning and advice services and related projects

(ii) The Committee has pre-approved any services that fall into one of the categories of services listed under paragraph (A)(i) above and for which the estimated fees are less than $25,000.

(iii) For services with estimated fees of $25,000 or more, but less than $50,000, the Chair of the Committee is hereby authorized to pre-approve such services on behalf of the Committee.

(iv) For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(v) The independent auditors or the Chief Financial Officer of the Trust (or an officer of the Trust who reports to the Chief Financial Officer) shall report to the Committee at each of regular meeting of the Committee all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

Pre-Approval of Services to the Investment Adviser. The Committee will be responsible for pre-approval of any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(i) The Chair of the Committee or any member of the Committee may grant the pre-approval for non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(ii) For non-audit services to the Trust’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

C.	Pre-Approval Not Required.

(i) Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to paragraph (A) above is not required, if:

(1)
the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

(2)	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

(3)	such services are promptly brought to the attention of the Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(ii) Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to paragraph (B) above is not required, if:

(1)
the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

(2)	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

(3)	such services are promptly brought to the attention of the Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 0%

(d) 0%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $0 for 2015 and $0 for 2016.

   (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is composed of Messrs. Michael F. Curran, James Edward Jones and Alfred J. Moran.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant is a client of Center Coast Capital Advisors, LP (“CCC”). All proxy voting responsibilities of the registrant are performed by CCC, with the assistance of the administrator of the registrant. The Proxy Voting Policies of CCC are attached herewith.

PROXY VOTING POLICY AND PROCEDURES

POLICY

CCC will vote proxies as part of its authority to manage acquire and dispose of account assets if designated by the client. CCC will, in a prudent and diligent manner, use its best efforts to vote proxies in the best interests of separately managed account clients, including beneficiaries of and participants in client benefit plans for which CCC manages assets, consistent with the objective of maximizing long-term investment returns, and consistent with the Proxy Policy. The Proxy Policy is administered by the Director of Operations, which also monitors and supervises the services provided by the proxy research providers retained from time to time.

PROXY VOTING PROCEDURES

CCC will utilize the proxy voting service ProxyEdge or similar service (the "Proxy Voter") to vote Proxies for the relevant accounts of its Clients. The Proxy Voter provides voting services to institutions such as CCC. The Proxy Voter receives a daily electronic feed of all holdings in CCC voting accounts, and trustees and/or Broker-Dealer/Custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to the Proxy Voter. The Proxy Voter monitors the accounts and their holdings to be sure that all proxies are received and voted for CCC Client shares owned. As a result of CCC’s decision to use the Proxy Voter, there is generally no physical handling of proxies by CCC personnel.

The above-referenced Proxy Voting Guidelines (the “Guidelines”) state the general view and expected vote of the Proxy Voter under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from CCC, the Proxy Voter will automatically vote in accordance with the Guidelines. However, the Guidelines are just that—guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the Clients’ best interests as described below with respect to “Exceptions.” CCC votes all securities based upon the guiding principle of seeking the maximization of economic value to CCC’s Clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the Advisory Agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote.

The Proxy Voter posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that the Proxy Voter has prepared on the vote.

If at any time a portfolio manager becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an “Exception”), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Operations Department as soon as possible prior to the relevant voting deadline for such matter. The Chair of the Operations Department must first make a general determination as to whether any potential conflicts of interest exist. In the event of a potential conflict, the Chair will convene a meeting of the entire Operations Department regarding the potential conflict. Once any potential conflict is either determined not to exist, or resolved, the Chair of the Operations Department, along with the relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by the Proxy Voter, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Operations Department. The full Operations Department will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of CCC’s Clients’ holdings. In all cases, regardless of whether the ultimate voting decision with respect to any vote is made by the relevant portfolio manager, the Chair or the entire Operations Department, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of CCC’s Clients’ holdings. If for any reason, no voting decision is made with respect to any particular vote, or if the Chair has not otherwise received any direction in accordance with these policies and procedures as to how to instruct the Proxy Voter to vote CCC’s shares prior to the relevant voting deadline for any Exception, the Chair will instruct the Proxy Voter to vote all of CCC’s shares in accordance with the Proxy Voter’s independent assessment of the matter.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the personnel of Center Coast Capital Advisors, LP (the “Advisor”), who are primarily responsible for Center Coast MLP & Infrastructure Fund (the “Fund”) day-to-day portfolio management (the “Portfolio Management Team”) as of February 1, 2017:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Dan C. Tutcher	President	Since Inception
Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, L.P. (2007-present). Formerly, President of Enbridge Energy Company, Inc.; President and Director, Enbridge Energy Partners, L.P.; Enbridge Energy Management L.L.C.; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).

Robert T. Chisholm	Principal & Senior Portfolio Manager	Since Inception
Senior Portfolio Manager and Principal, Center Coast Capital Advisors, L.P. (2007-Present); Morgan Keegan’s Energy Investment Banking Division (2006-2007); Senior Project Advisor, Enbridge Energy Partners, L.P. (2002-2006).

Jeff Jorgensen	Portfolio Manager & Director of Research	Since April 2016	Director of Research Center Coast Capital Advisors, LP (2014-present). Formerly, Executive Director at UBS Investment Bank – Global Natural Resources (2011-2014).

   (a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the members of the Portfolio Management Team are primarily responsible for the day-to-day portfolio management as of November 30, 2016:

	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Dan C. Tutcher	0	1-$74mm	0	2-$2.6B	0	977-$801mm
Robert T. Chisholm	0	1-$74mm	0	2-$2.6B	0	977-$801mm
Jeff Jorgensen	0	1-$74mm	0	2-$2.6B	0	977-$801mm

Conflicts of Interests

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedure will detect each and every situation in which a conflict arises.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

The portfolio managers are not directly compensated for their work with respect to the Fund; however, each portfolio manager is an equity owner of the Advisor and therefore benefits indirectly from the revenue generated from the Advisory Agreement through his receipt of distributions from the Advisor. Messrs. Chisholm and Jorgensen receive a base payment from the Advisor for the services he provides. Mr. Jorgensen is also eligible for an annual cash bonus based on the Advisor’s earnings and the satisfaction of other conditions. Additional benefits received by Messrs. Chisholm and Jorgensen are normal and customary employee benefits generally available to all salaried employees. The portfolio managers are not entitled to any deferred benefits.

(a)(4)  Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Portfolio Management Team in the Fund as of November 30, 2016:

Portfolio Management Team Member	Dollar Range of Units Beneficially Owned by Portfolio Management Team Member
Dan C. Tutcher	$1,000,001 - $10,000,000
Robert T. Chisholm	$10,001 - $50,000
Jeff Jorgensen	$10,001 - $50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Center Coast MLP & Infrastructure Fund

By (Signature and Title)*	/s/ Dan C. Tutcher
Dan C. Tutcher, President and Chief Executive Officer
(Principal Executive Officer)

Date	February 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dan C. Tutcher
Dan C. Tutcher, President and Chief Executive Officer
(Principal Executive Officer)

Date	February 1, 2017

By (Signature and Title)*	/s/ William H. Bauch
William H. Bauch, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date	February 1, 2017

* Print the name and title of each signing officer under his or her signature.